Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley  Act  of  2002,  each  of  the  undersigned   officers  of  INSEQ
Corporation (the "Company"), certifies that:

1. The Annual Report on Form 10-KSB/A (Amendment 1) of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                               /S/      KEVIN KREISLER
                               --------------------------------
Dated: April 17, 2006                   KEVIN KREISLER
                                        Chief Executive Officer


                               /S/      JAMES GRAINER
                               --------------------------------
Dated: April 17, 2006                   JAMES GRAINER
                                        Chief Financial Officer

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.